SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 1998

                       HomeSide Mortgage Securities, Inc.
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                 (Exact name of registrant specified in Charter)

  Delaware                        333-49761                       59-2957725
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(State or other                 (Commission                     (IRS Employee
jurisdiction of                 File Number)                 Identification No.)
incorporation)

          7301 Baymeadows Way
           Jacksonville, FL                                        32256
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(Address of principal executive offices)                          Zip Code


           Registrant's telephone, including area code: (904) 281-3000



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         (Former name and former address, if changed since last report)


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ITEM 5.           Other Events

                  Filing of Legality and Tax Opinions

     Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 1998-2 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HOMESIDE MORTGAGE SECURITIES, INC.

May 27, 1998

                                          By:   /s/ W. Blake Wilson
                                             ---------------------------
                                          Name:  W. Blake Wilson
                                          Title: Vice President


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                                INDEX TO EXHIBITS

Exhibit No.                        Description                          Page
-----------                        -----------                          ----

  (99.1)                          Legal Opinion                          6